UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2013

Rose Rock Midstream, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35365	45-2934823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Warren Place

6120 S. Yale Avenue, Suite 700

Tulsa, Oklahoma 74136-4216

(Address of principal executive offices)

(918) 524-7700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 14, 2013, Rose Rock Midstream, L.P. (the “Partnership”) filed with the Securities and Exchange Commission a Current Report on Form 8-K, dated January 8, 2013 (the “Initial Form 8-K”), to report that the Partnership acquired 33.33% of the outstanding membership interests in SemCrude Pipeline, L.L.C from SemGroup Corporation and certain of its subsidiaries (the “Drop-Down Transaction”). SemCrude Pipeline, L.L.C. owns a 51% membership interest in White Cliffs Pipeline, L.L.C., which owns a 527-mile pipeline system that transports crude oil from Platteville, Colorado in the Denver-Julesburg Basin to Cushing, Oklahoma. This Current Report on Form 8-K/A amends Item 9.01 of the Initial Form 8-K to present certain financial statements of SemCrude Pipeline, L.L.C. and White Cliffs Pipeline, L.L.C. and to present certain unaudited pro forma financial statements of the Partnership in connection with the Drop-Down Transaction.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited balance sheets of SemCrude Pipeline, L.L.C. as of December 31, 2011 and 2010 and the related statements of operations, changes in member’s equity and cash flows for the two years ended December 31, 2011 and 2010 and for the one month ended December 31, 2009 (Successor), and for the eleven months ended November 30, 2009 (Predecessor), and the related notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited balance sheets of SemCrude Pipeline, L.L.C. as of September 30, 2012 and December 31, 2011 and the related statements of operations and cash flows for the nine months ended September 30, 2012 and 2011, and the related statement of changes in member’s equity for the nine months ended September 30, 2012, and the related notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The audited balance sheet of White Cliffs Pipeline, L.L.C. as of December 31, 2011 and the related statements of operations, changes in members’ equity and cash flows for the year ended December 31, 2011, and the related notes thereto, and the unaudited balance sheet of White Cliffs Pipeline, L.L.C. as of December 31, 2010 and the related statements of operations, changes in members’ equity and cash flows for the three months ended December 31, 2010, and the related notes thereto, are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet of the Partnership as of September 30, 2012 and the unaudited pro forma condensed consolidated statements of income of the Partnership for the nine months ended September 30, 2012 and the year ended December 31, 2011, each showing the pro forma effect of the Drop-Down Transaction and certain other related transactions, are filed as Exhibit 99.5 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d) Exhibits.

The following documents are filed or furnished as exhibits to this Current Report on Form 8-K/A. Those exhibits below incorporated by reference herein are indicated as such by the information supplied in the parenthetical thereafter. If no parenthetical appears after an exhibit, such exhibit is filed herewith.

Exhibit No.	Description
2.1	Contribution Agreement, dated as of January 8, 2013, by and among SemGroup Corporation, Rose Rock Midstream Holdings, LLC, Rose Rock Midstream GP, LLC, Rose Rock Midstream, L.P. and Rose Rock Midstream Operating, LLC (filed as Exhibit 2.1 to Rose Rock Midstream, L.P.’s Current Report on Form 8-K (File No. 001-35365), filed on January 14, 2013).

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Exhibit No.	Description
3.1	Amendment No. 1, dated as of January 11, 2013, to the Second Amended and Restated Agreement of Limited Partnership of Rose Rock Midstream, L.P. (filed as Exhibit 3.1 to Rose Rock Midstream, L.P.’s Current Report on Form 8-K (File No. 001-35365), filed on January 14, 2013).

4.1	Registration Rights Agreement, dated as of January 11, 2013, by and among Rose Rock Midstream, L.P. and the Purchasers identified therein (filed as Exhibit 4.1 to Rose Rock Midstream, L.P.’s Current Report on Form 8-K (File No. 001-35365), filed on January 14, 2013).

10.1	Common Unit Purchase Agreement, dated as of January 8, 2013, by and among Rose Rock Midstream, L.P. and the Purchasers identified therein (filed as Exhibit 10.1 to Rose Rock Midstream, L.P.’s Current Report on Form 8-K (File No. 001-35365), filed on January 14, 2013).

23.1	Consent of BDO USA, LLP with respect to the audited financial statements of SemCrude Pipeline, L.L.C.

23.2	Consent of BDO USA, LLP with respect to the audited financial statements of White Cliffs Pipeline, L.L.C.

99.1	Press Release dated January 9, 2013 (furnished as Exhibit 99.1 to Rose Rock Midstream, L.P.’s Current Report on Form 8-K (File No. 001-35365), filed on January 14, 2013).

99.2	The audited balance sheets of SemCrude Pipeline, L.L.C. as of December 31, 2011 and 2010 and the related statements of operations, changes in member’s equity and cash flows for the two years ended December 31, 2011 and 2010 and for the one month ended December 31, 2009 (Successor), and for the eleven months ended November 30, 2009 (Predecessor), and the related notes thereto.

99.3	The unaudited balance sheets of SemCrude Pipeline, L.L.C. as of September 30, 2012 and December 31, 2011 and the related statements of operations and cash flows for the nine months ended September 30, 2012 and 2011, and the related statement of changes in member’s equity for the nine months ended September 30, 2012, and the related notes thereto.

99.4	The audited balance sheet of White Cliffs Pipeline, L.L.C. as of December 31, 2011 and the related statements of operations, changes in members’ equity and cash flows for the year ended December 31, 2011, and the related notes thereto, and the unaudited balance sheet of White Cliffs Pipeline, L.L.C. as of December 31, 2010 and the related statements of operations, changes in members’ equity and cash flows for the three months ended December 31, 2010, and the related notes thereto.

99.5	The unaudited pro forma condensed consolidated balance sheet of Rose Rock Midstream, L.P. as of September 30, 2012 and the unaudited pro forma condensed consolidated statements of income of Rose Rock Midstream, L.P. for the nine months ended September 30, 2012 and the year ended December 31, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSE ROCK MIDSTREAM, L.P.

	By:	Rose Rock Midstream GP, LLC,
its general partner

Date: February 5, 2013	By:	/s/ Robert N. Fitzgerald
Robert N. Fitzgerald
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following documents are filed or furnished as exhibits to this Current Report on Form 8-K/A. Those exhibits below incorporated by reference herein are indicated as such by the information supplied in the parenthetical thereafter. If no parenthetical appears after an exhibit, such exhibit is filed herewith.

Exhibit No.	Description
2.1	Contribution Agreement, dated as of January 8, 2013, by and among SemGroup Corporation, Rose Rock Midstream Holdings, LLC, Rose Rock Midstream GP, LLC, Rose Rock Midstream, L.P. and Rose Rock Midstream Operating, LLC (filed as Exhibit 2.1 to Rose Rock Midstream, L.P.’s Current Report on Form 8-K (File No. 001-35365), filed on January 14, 2013).

3.1	Amendment No. 1, dated as of January 11, 2013, to the Second Amended and Restated Agreement of Limited Partnership of Rose Rock Midstream, L.P. (filed as Exhibit 3.1 to Rose Rock Midstream, L.P.’s Current Report on Form 8-K (File No. 001-35365), filed on January 14, 2013).

4.1	Registration Rights Agreement, dated as of January 11, 2013, by and among Rose Rock Midstream, L.P. and the Purchasers identified therein (filed as Exhibit 4.1 to Rose Rock Midstream, L.P.’s Current Report on Form 8-K (File No. 001-35365), filed on January 14, 2013).

10.1	Common Unit Purchase Agreement, dated as of January 8, 2013, by and among Rose Rock Midstream, L.P. and the Purchasers identified therein (filed as Exhibit 10.1 to Rose Rock Midstream, L.P.’s Current Report on Form 8-K (File No. 001-35365), filed on January 14, 2013).

23.1	Consent of BDO USA, LLP with respect to the audited financial statements of SemCrude Pipeline, L.L.C.

23.2	Consent of BDO USA, LLP with respect to the audited financial statements of White Cliffs Pipeline, L.L.C.

99.1	Press Release dated January 9, 2013 (furnished as Exhibit 99.1 to Rose Rock Midstream, L.P.’s Current Report on Form 8-K (File No. 001-35365), filed on January 14, 2013).

99.2	The audited balance sheets of SemCrude Pipeline, L.L.C. as of December 31, 2011 and 2010 and the related statements of operations, changes in member’s equity and cash flows for the two years ended December 31, 2011 and 2010 and for the one month ended December 31, 2009 (Successor), and for the eleven months ended November 30, 2009 (Predecessor), and the related notes thereto.

99.3	The unaudited balance sheets of SemCrude Pipeline, L.L.C. as of September 30, 2012 and December 31, 2011 and the related statements of operations and cash flows for the nine months ended September 30, 2012 and 2011, and the related statement of changes in member’s equity for the nine months ended September 30, 2012, and the related notes thereto.

Exhibit No.	Description
99.4	The audited balance sheet of White Cliffs Pipeline, L.L.C. as of December 31, 2011 and the related statements of operations, changes in members’ equity and cash flows for the year ended December 31, 2011, and the related notes thereto, and the unaudited balance sheet of White Cliffs Pipeline, L.L.C. as of December 31, 2010 and the related statements of operations, changes in members’ equity and cash flows for the three months ended December 31, 2010, and the related notes thereto.

99.5	The unaudited pro forma condensed consolidated balance sheet of Rose Rock Midstream, L.P. as of September 30, 2012 and the unaudited pro forma condensed consolidated statements of income of Rose Rock Midstream, L.P. for the nine months ended September 30, 2012 and the year ended December 31, 2011.